EMPOWER FUNDS, INC.

Empower High Yield Bond Fund Institutional Class Ticker: MXFRX Investor Class Ticker: MXHYX	Empower Short Duration Bond Fund Institutional Class Ticker: MXXJX Investor Class Ticker: MXSDX
(the “Funds”)
Supplement dated October 1, 2025, to the Prospectuses, Summary Prospectuses, and Statement of Additional Information (“SAI”) for the Funds, each dated April 30, 2025, as supplemented
Effective immediately, Norman P. Boucher no longer serves as a portfolio manager of the Empower High Yield Bond Fund and Thomas Runkel, CFA, no longer serves as a portfolio manager of the Empower Short Duration Bond Fund. All references to Mr. Boucher and Mr. Runkel in the Prospectuses, Summary Prospectuses and SAI are hereby deleted in their entirety.
This Supplement must be accompanied by or read in conjunction with the current Prospectuses, Summary Prospectuses and SAI for the Funds, each dated April 30, 2025, as supplemented.
Please keep this Supplement for future reference.